At a Special Meeting of the security holders of John Hancock Funds II (the “Trust”) held January 8, 2008, the following Trustees were elected as Trustees of the Trust by a plurality of the votes: James R. Boyle, Charles L. Bardelis, Peter S. Burgess, Elizabeth G. Cook, Hassell H. McClellan, and James M. Oates. [See Exhibit 77C]

In addition, the following proposals were approved by security holders by a majority vote: [See Exhibit 77C]

To approve an amendment to the Trust’s Agreement and Declaration of Trust authorizing a conversion of the Trust to another form of business entity [See Exhibit 77C]

To approve a reorganization of the Trust from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion [See Exhibit 77C]

To approve an amendment to the Advisory Agreement between the Trust and the Adviser for each fund of the Trust listed in the proxy statement transferring to a new Service Agreement the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement. [See Exhibit 77C]

To approve an amended fundamental investment restrictions relating to concentration, diversification, borrowing, underwriting, real estate, commodities, loans and senior securities. [See Exhibit 77C]

	Exhibit 77C Special Shareholder Meeting (unaudited)

	On January 8, 2008, a Special Meeting of the Shareholders of JHF II was held at 601 Congress Street, Boston, MA at 10 A.M., Eastern Time for the purpose of considering and voting upon the proposals
	listed below. The votes cast by the Funds’ shareholders are set forth below.

	Proposal 1: Election of six Trustees as members of the Board of Trustees of JHF II.

		Charles L. Bardelis		James R. Boyle		Peter S. Burgess		Elizabeth G. Cook		Hassell H. McClellan		James M. Oates

		Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold	Affirmative	Withhold

	Absolute Return Portfolio	513,173.005	.000	513,173.005	.000	513,173.005	.000	513,173.005	.000	513,173.005	.000	513,173.005	.000
	Active Bond Fund	60,337,868.444	.000	60,337,868.444	.000	60,337,868.444	.000	60,337,868.444	.000	60,337,868.444	.000	60,337,868.444	.000
	All Cap Core Fund	44,192,597.947	483,555.428	44,199,516.362	476,637.013	44,199,526.995	476,626.380	44,156,480.315	519,673.060	44,200,313.563	475,839.812	44,210,706.041	465,447.334
	All Cap Growth Fund	6,844,485.505	.000	6,844,485.505	.000	6,844,485.505	.000	6,844,485.505	.000	6,844,485.505	.000	6,844,485.505	.000
	All Cap Value Fund	5,638,669.465	.000	5,638,669.465	.000	5,638,669.465	.000	5,638,669.465	.000	5,638,669.465	.000	5,638,669.465	.000
	Blue Chip Growth Fund	80,512,333.180	.000	80,512,333.180	.000	80,512,333.180	.000	80,512,333.180	.000	80,512,333.180	.000	80,512,333.180	.000
	Capital Appreciation Fund	60,700,187.041	.000	60,700,187.041	.000	60,700,187.041	.000	60,700,187.041	.000	60,700,187.041	.000	60,700,187.041	.000
	Core Bond Fund	21,983,750.601	.000	21,983,750.601	.000	21,983,750.601	.000	21,983,750.601	.000	21,983,750.601	.000	21,983,750.601	.000
	Core Equity Fund	54,388,209.672	.000	54,388,209.672	.000	54,388,209.672	.000	54,388,209.672	.000	54,388,209.672	.000	54,388,209.672	.000
	Emerging Growth Fund	11,078,951.616	.000	11,078,951.616	.000	11,078,951.616	.000	11,078,951.616	.000	11,078,951.616	.000	11,078,951.616	.000
	Emerging Markets Value Fund	42,271,811.961	380,250.515	42,276,309.791	375,752.685	42,270,875.748	381,186.728	42,243,255.381	408,807.095	42,275,095.956	376,966.520	42,280,375.386	371,687.090
	Emerging Small Company Fund	1,857,739.914	.000	1,857,739.914	.000	1,857,739.914	.000	1,857,739.914	.000	1,857,739.914	.000	1,857,739.914	.000
	Equity-Income Fund	48,889,953.800	.000	48,889,953.800	.000	48,889,953.800	.000	48,889,953.800	.000	48,889,953.800	.000	48,889,953.800	.000
	Fundamental Value Fund	60,938,444.235	.000	60,938,444.235	.000	60,938,444.235	.000	60,938,444.235	.000	60,938,444.235	.000	60,938,444.235	.000
	Global Bond Fund	54,314,306.148	.000	54,314,306.148	.000	54,314,306.148	.000	54,314,306.148	.000	54,314,306.148	.000	54,314,306.148	.000
	Global Real Estate Fund	41,672,353.740	354,713.490	41,669,051.673	358,015.557	41,654,285.337	372,781.893	41,654,932.722	372,134.508	41,681,004.759	346,062.471	41,678,996.496	348,070.734
	High Income Fund	37,785,945.893	318,924.543	37,785,065.366	319,805.070	37,775,476.313	329,394.123	37,767,271.382	337,599.054	37,794,577.256	310,293.180	37,792,540.398	312,330.038
	High Yield Fund	169,023,893.560	.000	169,023,893.560	.000	169,023,893.560	.000	169,023,893.560	.000	169,023,893.560	.000	169,023,893.560	.000
	Index 500 Fund	10,582,882.984	21,111.439	10,582,882.984	21,111.439	10,582,882.984	21,111.439	10,582,882.984	21,111.439	10,582,882.984	21,111.439	10,582,882.984	21,111.439
	International Opportunities Fund	38,578,304.324	.000	38,578,304.324	.000	38,578,304.324	.000	38,578,304.324	.000	38,578,304.324	.000	38,578,304.324	.000
	International Small Cap Fund	19,307,112.796	.000	19,307,112.796	.000	19,307,112.796	.000	19,307,112.796	.000	19,307,112.796	.000	19,307,112.796	.000
	International Value Fund	81,694,112.556	.000	81,694,112.556	.000	81,694,112.556	.000	81,694,112.556	.000	81,694,112.556	.000	81,694,112.556	.000
	Investment Quality Bond Fund	14,792,537.140	.000	14,792,537.140	.000	14,792,537.140	.000	14,792,537.140	.000	14,792,537.140	.000	14,792,537.140	.000
	Large Cap Fund	24,164,977.600	.000	24,164,977.600	.000	24,164,977.600	.000	24,164,977.600	.000	24,164,977.600	.000	24,164,977.600	.000
	Large Cap Value Fund	21,600,507.683	.000	21,600,507.683	.000	21,600,507.683	.000	21,600,507.683	.000	21,600,507.683	.000	21,600,507.683	.000
	Mid Cap Stock Fund	35,184,947.969	.000	35,184,947.969	.000	35,184,947.969	.000	35,184,947.969	.000	35,184,947.969	.000	35,184,947.969	.000
	Mid Cap Value Fund	13,438,244.615	.000	13,438,244.615	.000	13,438,244.615	.000	13,438,244.615	.000	13,438,244.615	.000	13,438,244.615	.000
	Natural Resources Fund	18,835,293.755	.000	18,835,293.755	.000	18,835,293.755	.000	18,835,293.755	.000	18,835,293.755	.000	18,835,293.755	.000
	Quantitative All Cap Fund	627,963.493	.000	627,963.493	.000	627,963.493	.000	627,963.493	.000	627,963.493	.000	627,963.493	.000
	Quantitative Value Fund	46,832,540.452	.000	46,832,540.452	.000	46,832,540.452	.000	46,832,540.452	.000	46,832,540.452	.000	46,832,540.452	.000
	Real Return Bond Fund	76,490,620.862	.000	76,490,620.862	.000	76,490,620.862	.000	76,490,620.862	.000	76,490,620.862	.000	76,490,620.862	.000
	Small Cap Fund	10,740,058.822	.000	10,740,058.822	.000	10,740,058.822	.000	10,740,058.822	.000	10,740,058.822	.000	10,740,058.822	.000
	Small Cap Index Fund	5,738,657.738	16,932.012	5,739,202.424	16,387.326	5,737,744.452	17,845.298	5,736,733.754	18,855.996	5,737,276.488	18,313.262	5,737,155.184	18,434.566
	Small Cap Opportunities Fund	10,140,829.721	.000	10,140,829.721	.000	10,140,829.721	.000	10,140,829.721	.000	10,140,829.721	.000	10,140,829.721	.000
	Small Company Fund	6,058,292.838	.000	6,058,292.838	.000	6,058,292.838	.000	6,058,292.838	.000	6,058,292.838	.000	6,058,292.838	.000
411	Small Company Growth Fund	15,847,749.425	159,151.687	15,848,924.315	157,976.797	15,848,164.836	158,736.276	15,836,319.281	170,581.831	15,850,497.394	156,403.718	15,852,747.100	154,154.012

	Small Company Value Fund	18,520,199.349	.000	18,520,199.349	.000	18,520,199.349	.000	18,520,199.349	.000	18,520,199.349	.000	18,520,199.349	.000
	Spectrum Income Fund	95,101,201.579	789,503.752	95,097,249.252	793,456.079	95,061,120.607	829,584.724	95,055,960.153	834,745.178	95,118,225.823	772,479.508	95,115,844.761	774,860.570
	Strategic Bond Fund	41,844,399.310	.000	41,844,399.310	.000	41,844,399.310	.000	41,844,399.310	.000	41,844,399.310	.000	41,844,399.310	.000
	Strategic Income Fund	42,419,529.052	358,554.776	42,418,934.693	359,149.135	42,402,145.836	375,937.992	42,398,967.039	379,116.789	42,426,783.317	351,300.511	42,426,721.246	351,362.582
	Total Bond Market Fund	5,392,308.581	613.541	5,392,308.581	613.541	5,392,308.581	613.541	5,392,308.581	613.541	5,392,308.581	613.541	5,392,308.581	613.541
	Total Return Fund	114,584,210.177	.000	114,584,210.177	.000	114,584,210.177	.000	114,584,210.177	.000	114,584,210.177	.000	114,584,210.177	.000
	U.S. Global Leaders Growth Fund	49,963,798.197	.000	49,963,798.197	.000	49,963,798.197	.000	49,963,798.197	.000	49,963,798.197	.000	49,963,798.197	.000
	U.S. Government Securities Fund	15,371,702.715	.000	15,371,702.715	.000	15,371,702.715	.000	15,371,702.715	.000	15,371,702.715	.000	15,371,702.715	.000
	U.S. High Yield Bond Fund	32,108,999.100	.000	32,108,999.100	.000	32,108,999.100	.000	32,108,999.100	.000	32,108,999.100	.000	32,108,999.100	.000
	U.S. Multi Sector Fund	140,360,582.863	1,319,839.559	140,379,647.097	1,300,775.325	140,363,861.348	1,316,561.074	140,256,268.243	1,424,154.179	140,372,045.659	1,308,376.763	140,394,852.665	1,285,569.757
	Value Fund	1,479,592.140	.000	1,479,592.140	.000	1,479,592.140	.000	1,479,592.140	.000	1,479,592.140	.000	1,479,592.140	.000
	Value & Restructuring Fund	31,043,268.350	250,301.240	31,042,835.622	250,733.968	31,033,401.550	260,168.040	31,026,328.389	267,241.201	31,047,616.529	245,953.061	31,047,671.637	245,897.953
	Vista Fund	11,699,454.583	108,563.365	11,703,273.473	104,744.475	11,702,916.434	105,101.514	11,688,300.788	119,717.160	11,698,368.080	109,649.868	11,701,939.970	106,077.978

John Hancock Funds II Special Shareholder Meeting

Proposal 2(a): Approval of an Amendment to JHF II’s Agreement and Declaration of Trust authorizing a conversion of JHF II to another form of business entity.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,672,975.022	2,344,590.143	1,658,588.210
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,052,465.123	1,961,569.974	1,638,027.379
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,649,202.390	1,567,110.956	1,810,753.884
High Income Fund	35,479,420.553	1,261,561.341	1,363,888.542
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,506,918.449	44,985.527	52,090.447
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,574,940.114	86,446.270	94,203.366
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,649,295.052	737,529.957	620,076.103
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,429,220.083	3,414,186.933	4,047,298.315
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,474,132.769	1,540,521.959	1,763,429.100
Total Bond Market Fund	5,391,487.892	765.708	668.522
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	129,494,852.134	6,691,405.118	5,494,165.170
Value Fund	1,479,508.403	18.206	65.531
Value & Restructuring Fund	28,970,072.244	1,109,952.026	1,213,545.320
Vista Fund	10,743,628.403	650,528.907	413,860.638

John Hancock Funds II Special Shareholder Meeting

Proposal 2(b): Approval of the Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,881,026.284	2,112,059.476	1,683,067.615
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,216,024.778	1,800,850.093	1,635,187.605
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,606,420.936	1,517,357.885	1,903,288.409
High Income Fund	35,464,832.332	1,184,422.528	1,455,615.576
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,518,292.793	37,038.214	48,663.416
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,587,585.819	82,005.826	85,998.105
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,691,997.030	662,952.236	651,951.846
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,229,983.746	3,326,824.555	4,333,897.030
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,394,442.076	1,509,779.061	1,873,862.691
Total Bond Market Fund	5,391,634.131	623.362	664.629
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	129,947,373.169	6,128,210.138	5,604,839.115
Value Fund	1,479,528.989	18.206	44.945
Value & Restructuring Fund	28,955,922.857	1,065,949.981	1,271,696.752
Vista Fund	10,825,766.784	587,911.424	394,339.740

John Hancock Funds II Special Shareholder Meeting

Proposal 3(a): Approval of an Amendment to the Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) for each Fund transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,729,122.940	2,295,489.933	1,651,540.502
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,008,920.395	1,993,827.814	1,649,314.267
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,673,476.089	1,618,946.258	1,734,644.883
High Income Fund	35,450,064.790	1,323,045.188	1,331,760.458
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,384,629.327	169,981.860	49,383.236
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,505,801.225	153,476.092	96,312.433
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,635,432.355	741,727.671	629,741.086
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,438,250.111	3,605,198.725	3,847,256.495
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,497,945.874	1,632,560.974	1,647,576.980
Total Bond Market Fund	5,391,425.490	832.003	664.629
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	129,410,684.046	6,799,220.094	5,470,518.282
Value Fund	1,478,594.030	945.514	52.596
Value & Restructuring Fund	28,918,788.279	1,201,684.901	1,173,096.410
Vista Fund	10,733,032.975	659,676.531	415,308.442

John Hancock Funds II Special Shareholder Meeting

Proposal 4(a): Approval of an amended fundamental restriction relating to Concentration.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	41,179,096.823	1,762,442.396	1,734,614.156
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,488,872.538	1,465,099.455	1,698,090.483
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
High Income Fund	35,507,758.459	1,042,791.640	1,554,320.337
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,327,092.370	184,289.364	92,612.689
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,525,772.172	121,433.245	108,384.333
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,774,022.314	561,423.984	671,454.814
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,609,313.088	2,786,978.391	4,494,413.852
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,519,226.260	1,290,081.859	1,968,775.709
Total Bond Market Fund	5,390,777.368	974.350	1,170.404
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	130,868,117.681	5,000,568.855	5,811,735.886
Value Fund	1,478,381.876	1,013.260	197.004
Value & Restructuring Fund	29,052,056.108	922,732.519	1,318,780.963
Vista Fund	10,936,416.319	455,383.426	416,218.203

John Hancock Funds II Special Shareholder Meeting

Proposal 4(b): Approval of an amended fundamental restriction relating to Diversification.

	Affirmative	Against	Abstain

Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	42,505,068.346	1,379,180.330	791,904.699
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	40,858,496.631	1,085,235.793	708,330.052
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
High Income Fund	36,894,536.406	459,911.725	750,422.305
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,603,994.423	.000	.000
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,727,915.632	15,088.261	12,585.857
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	15,265,787.338	391,991.224	349,122.550
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	91,414,589.248	1,522,858.798	2,953,257.285
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	40,869,835.429	663,190.858	1,245,057.541
Total Bond Market Fund	5,392,922.122	.000	.000
Total Return Fund	114,584,210.177	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
Value Fund	1,479,592.140	.000	.000
Value & Restructuring Fund	29,999,523.002	531,916.235	762,130.353
Vista Fund	11,325,113.056	327,861.331	155,043.561

John Hancock Funds II Special Shareholder Meeting

Proposal 4(c): Approval of an amended fundamental restriction relating to Borrowing.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,588,342.126	2,399,015.392	1,688,795.857
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	38,951,398.203	2,029,363.678	1,671,300.595
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,341,219.131	1,708,022.753	1,977,825.346
High Income Fund	35,244,373.365	1,347,388.828	1,513,108.243
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,333,452.561	177,929.173	92,612.689
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,503,257.939	142,414.039	109,917.772
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,596,816.010	761,403.466	648,681.636
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	87,849,028.769	3,614,969.124	4,426,707.438
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,184,050.048	1,644,919.092	1,949,114.688
Total Bond Market Fund	5,390,777.368	974.350	1,170.404
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	129,182,594.433	6,808,218.785	5,689,609.204
Value Fund	1,478,449.622	945.514	197.004
Value & Restructuring Fund	28,780,838.245	1,212,669.820	1,300,061.525
Vista Fund	10,766,754.655	630,170.927	411,092.366

John Hancock Funds II Special Shareholder Meeting

Proposal 4(d): Approval of an amended fundamental restriction relating to Underwriting.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	41,150,227.316	1,832,389.839	1,693,536.220
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,458,092.123	1,547,710.699	1,646,259.654
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,807,461.741	1,321,881.380	1,897,724.109
High Income Fund	35,580,580.411	1,073,371.103	1,450,918.922
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,466,396.207	44,985.527	92,612.689
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,576,628.373	73,423.108	105,538.269
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,778,530.770	591,894.881	636,475.461
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,753,431.449	2,933,864.924	4,203,408.958
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,596,411.270	1,326,226.089	1,855,446.469
Total Bond Market Fund	5,390,986.010	765.708	1,170.404
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	130,745,646.432	5,358,532.518	5,576,243.472
Value Fund	1,479,376.930	18.206	197.004
Value & Restructuring Fund	29,121,502.203	926,662.616	1,245,404.771
Vista Fund	10,887,449.578	509,711.574	410,856.796

John Hancock Funds II Special Shareholder Meeting

Proposal 4(e): Approval of an amended fundamental restriction relating to Real estate.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	41,140,165.353	1,816,452.604	1,719,535.418
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,437,568.846	1,521,979.520	1,692,514.110
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,891,687.892	1,236,832.423	1,898,546.915
High Income Fund	35,658,365.102	998,880.235	1,447,625.099
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,486,782.610	51,345.728	65,866.085
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,582,302.153	75,699.657	97,587.940
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,784,644.781	567,632.917	654,623.414
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,882,143.049	2,698,660.654	4,309,901.628
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,671,634.947	1,235,435.852	1,871,013.029
Total Bond Market Fund	5,391,465.063	765.708	691.351
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	130,753,307.234	5,223,372.512	5,703,742.676
Value Fund	1,479,309.184	85.952	197.004
Value & Restructuring Fund	29,132,750.958	872,914.283	1,287,904.349
Vista Fund	10,866,624.615	515,515.510	425,877.823

John Hancock Funds II Special Shareholder Meeting

Proposal 4(f): Approval of an amended fundamental restriction relating to Commodities.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,901,189.481	2,051,272.164	1,723,691.730
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,264,774.081	1,705,894.659	1,681,393.736
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,654,026.172	1,525,446.078	1,847,594.980
High Income Fund	35,486,074.311	1,206,844.805	1,411,951.320
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,493,142.811	44,985.527	65,866.085
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,580,075.384	73,670.098	101,844.268
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,708,121.118	654,863.965	643,916.029
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,328,166.718	3,380,485.761	4,182,052.852
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,406,593.576	1,537,660.447	1,833,829.805
Total Bond Market Fund	5,391,465.063	765.708	691.351
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	130,104,654.306	5,942,005.509	5,633,762.607
Value Fund	1,479,376.930	18.206	197.004
Value & Restructuring Fund	28,990,518.180	1,052,699.251	1,250,352.159
Vista Fund	10,817,327.014	554,424.393	436,266.541

John Hancock Funds II Special Shareholder Meeting

Proposal 4(g): Approval of an amended fundamental restriction relating to Loans.
	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,716,153.809	2,162,102.353	1,797,897.213
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,141,916.947	1,792,996.270	1,717,149.259
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,663,575.478	1,591,533.095	1,771,958.657
High Income Fund	35,407,452.494	1,321,504.837	1,375,913.105
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,360,199.165	177,929.173	65,866.085
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,524,694.518	131,744.568	99,150.664
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,627,049.204	711,193.179	668,658.729
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,317,570.412	3,610,737.180	3,962,397.739
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,430,318.259	1,642,323.959	1,705,441.610
Total Bond Market Fund	5,391,256.421	974.350	691.351
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	129,660,372.555	6,311,360.561	5,708,689.306
Value Fund	1,478,449.622	945.514	197.004
Value & Restructuring Fund	28,926,837.736	1,155,242.521	1,211,489.333
Vista Fund	10,788,167.728	578,994.293	440,855.927

John Hancock Funds II Special Shareholder Meeting

Proposal 4(h): Approval of an amended fundamental restriction relating to Senior securities.

	Affirmative	Against	Abstain

Absolute Return Portfolio	513,173.005	.000	.000
Active Bond Fund	60,337,868.444	.000	.000
All Cap Core Fund	40,987,962.678	1,880,095.706	1,808,094.991
All Cap Growth Fund	6,844,485.505	.000	.000
All Cap Value Fund	5,638,669.465	.000	.000
Blue Chip Growth Fund	80,512,333.180	.000	.000
Capital Appreciation Fund	60,700,187.041	.000	.000
Core Bond Fund	21,983,750.601	.000	.000
Core Equity Fund	54,388,209.672	.000	.000
Emerging Growth Fund	11,078,951.616	.000	.000
Emerging Markets Value Fund	39,328,638.294	1,598,435.261	1,724,988.921
Emerging Small Company Fund	1,857,739.914	.000	.000
Equity-Income Fund	48,889,953.800	.000	.000
Fundamental Value Fund	60,938,444.235	.000	.000
Global Bond Fund	54,314,306.148	.000	.000
Global Real Estate Fund	38,704,985.042	1,408,502.864	1,913,579.324
High Income Fund	35,489,430.665	1,146,494.349	1,468,945.422
High Yield Fund	169,023,893.560	.000	.000
Index 500 Fund	10,353,838.974	184,289.364	65,866.085
International Opportunities Fund	38,578,304.324	.000	.000
International Small Cap Fund	19,307,112.796	.000	.000
International Value Fund	81,694,112.556	.000	.000
Investment Quality Bond Fund	14,792,537.140	.000	.000
Large Cap Fund	24,164,977.600	.000	.000
Large Cap Value Fund	21,600,507.683	.000	.000
Mid Cap Stock Fund	35,184,947.969	.000	.000
Mid Cap Value Fund	13,438,244.615	.000	.000
Natural Resources Fund	18,835,293.755	.000	.000
Quantitative All Cap Fund	627,963.493	.000	.000
Quantitative Value Fund	46,832,540.452	.000	.000
Real Return Bond Fund	76,490,620.862	.000	.000
Small Cap Fund	10,740,058.822	.000	.000
Small Cap Index Fund	5,522,685.984	133,212.342	99,691.424
Small Cap Opportunities Fund	10,140,829.721	.000	.000
Small Company Fund	6,058,292.838	.000	.000
Small Company Growth Fund	14,721,019.895	611,473.338	674,407.879
Small Company Value Fund	18,520,199.349	.000	.000
Spectrum Income Fund	88,394,920.074	3,098,564.882	4,397,220.375
Strategic Bond Fund	41,844,399.310	.000	.000
Strategic Income Fund	39,447,466.537	1,420,082.617	1,910,534.674
Total Bond Market Fund	5,391,256.421	974.350	691.351
Total Return Fund	114,584,210.177	.000	.000
U.S. Global Leaders Growth Fund	49,963,798.197	.000	.000
U.S. Government Securities Fund	15,371,702.715	.000	.000
U.S. High Yield Bond Fund	32,108,999.100	.000	.000
U.S. Multi Sector Fund	130,165,512.848	5,489,789.937	6,025,119.637
Value Fund	1,478,381.876	1,013.260	197.004
Value & Restructuring Fund	28,975,843.028	1,016,429.347	1,301,297.215
Vista Fund	10,847,540.024	505,899.273	454,578.651

Special Shareholder Meeting (unaudited)

On January 8, 2008, a Special Meeting of the Shareholders of JHF II was held at 601 Congress Street, Boston, MA at 10 a.m., Eastern Time for the purpose of considering and voting upon:

Proposal 1: Election of six Trustees as members of the Board of Trustees of JHF II.

Lifecycle 2010 Portfolio

Charles L. Bardelis
Affirmative	3,797,177.487
Withhold	0.000

James R. Boyle
Affirmative	3,797,177.487
Withhold	0.000

Peter S. Burgess
Affirmative	3,797,177.487
Withhold	0.000

Elizabeth G. Cook
Affirmative	3,797,177.487
Withhold	0.000

Hassell H. McClellan

Affirmative	3,797,177.487
Withhold	0.000

James M. Oates
Affirmative	3,797,177.487
Withhold	0.000

Lifecycle 2015 Portfolio

Charles L. Bardelis
Affirmative	7,267,050.747
Withhold	0.000

James R. Boyle
Affirmative	7,267,050.747
Withhold	0.000

Peter S. Burgess
Affirmative	7,267,050.747
Withhold	0.000

Elizabeth G. Cook
Affirmative	7,267,050.747
Withhold	0.000

Hassell H. McClellan

Affirmative	7,267,050.747
Withhold	0.000

James M. Oates
Affirmative	7,267,050.747
Withhold	0.000

Lifecycle 2020 Portfolio

Charles L. Bardelis
Affirmative	8,699,351.301
Withhold	0.000

James R. Boyle
Affirmative	8,699,351.301
Withhold	0.000

Peter S. Burgess
Affirmative	8,699,351.301
Withhold	0.000

Elizabeth G. Cook
Affirmative	8,699,351.301
Withhold	0.000

Hassell H. McClellan

Affirmative	8,699,351.301
Withhold	0.000

James M. Oates
Affirmative	8,699,351.301
Withhold	0.000

Lifecycle 2025 Portfolio

Charles L. Bardelis
Affirmative	8,572,148.546
Withhold	0.000

James R. Boyle
Affirmative	8,572,148.546
Withhold	0.000

Peter S. Burgess
Affirmative	8,572,148.546
Withhold	0.000

Elizabeth G. Cook
Affirmative	8,572,148.546
Withhold	0.000

Hassell H. McClellan

Affirmative	8,572,148.546
Withhold	0.000

James M. Oates
Affirmative	8,572,148.546
Withhold	0.000

Lifecycle 2030 Portfolio

Charles L. Bardelis
Affirmative	6,165,464.780
Withhold	0.000

James R. Boyle
Affirmative	6,165,464.780
Withhold	0.000

Peter S. Burgess
Affirmative	6,165,464.780
Withhold	0.000

Elizabeth G. Cook		Lifecycle 2045 Portfolio
Affirmative	6,165,464.780	Charles L. Bardelis
Withhold	0.000	Affirmative	2,867,032.723
		Withhold	0.000
Hassell H. McClellan
Affirmative	6,165,464.780	James R. Boyle
Withhold	0.000	Affirmative	2,867,032.723
		Withhold	0.000
James M. Oates
Affirmative	6,165,464.780	Peter S. Burgess
Withhold	0.000	Affirmative	2,867,032.723
		Withhold	0.000
Lifecycle 2035 Portfolio
Charles L. Bardelis		Elizabeth G. Cook
Affirmative	4,866,480.769	Affirmative	2,867,032.723
Withhold	0.000	Withhold	0.000

James R. Boyle		Hassell H. McClellan
Affirmative	4,866,480.769	Affirmative	2,867,032.723
Withhold	0.000	Withhold	0.000

Peter S. Burgess		James M. Oates
Affirmative	4,866,480.769	Affirmative	2,867,032.723
Withhold	0.000	Withhold	0.000

Elizabeth G. Cook		Lifecycle Retirement Portfolio
Affirmative	4,866,480.769	Charles L. Bardelis
Withhold	0.000	Affirmative	9,039,625.365
		Withhold	124,534.741
Hassell H. McClellan
Affirmative	4,866,480.769	James R. Boyle
Withhold	0.000	Affirmative	9,039,625.365
		Withhold	124,534.741
James M. Oates
Affirmative	4,866,480.769	Peter S. Burgess
Withhold	0.000	Affirmative	9,039,625.365
		Withhold	124,534.741
Lifecycle 2040 Portfolio
Charles L. Bardelis		Elizabeth G. Cook
Affirmative	3,254,399.103	Affirmative	9,039,625.365
Withhold	0.000	Withhold	124,534.741

James R. Boyle		Hassell H. McClellan
Affirmative	3,254,399.103	Affirmative	9,039,625.365
Withhold	0.000	Withhold	124,534.741

Peter S. Burgess		James M. Oates
Affirmative	3,254,399.103	Affirmative	9,039,625.365
Withhold	0.000	Withhold	124,534.741

Elizabeth G. Cook		Proposal 2 (a): Approval of an Amendment to JHF II’s
Affirmative	3,254,399.103	Agreement and Declaration of Trust authorizing a
Withhold	0.000	conversion of JHF II to another form of business entity.

Hassell H. McClellan		Lifecycle 2010
Affirmative	3,254,399.103	Affirmative	3,700,407.487
Withhold	0.000	Against	0.000
		Abstain	0.000
James M. Oates		Broker Non-Votes	96,770.000
Affirmative	3,254,399.103
Withhold	0.000	Lifecycle 2015
		Affirmative	7,093,807.307
		Against	0.000
		Abstain	106,670.440
		Broker Non-Votes	66,573.000

80 Lifecycle Portfolios | Semiannual report

Lifecycle 2020		Lifecycle 2025
Affirmative	8,590,884.225	Affirmative	8,519,723.840
Against	0.000	Against	21,779.706
Abstain	7,751.076	Abstain	631.294
Broker Non-Votes	100,716.000	Broker Non-Votes	30,645.000

Lifecycle 2025		Lifecycle 2030
Affirmative	8,519,092.546	Affirmative	6,098,754.780
Against	21,779.706	Against	0.000
Abstain	631.294	Abstain	0.000
Broker Non-Votes	30,645.000	Broker Non-Votes	66,710.000

Lifecycle 2030		Lifecycle 2035
Affirmative	6,098,464.699	Affirmative	4,834,230.769
Against	0.000	Against	0.000
Abstain	290.081	Abstain	0.000
Broker Non-Votes	66,710.000	Broker Non-Votes	32,250.000

Lifecycle 2035		Lifecycle 2040
Affirmative	4,834,230.769	Affirmative	3,246,153.103
Against	0.000	Against	0.000
Abstain	0.000	Abstain	0.000
Broker Non-Votes	32,250.000	Broker Non-Votes	8,246.000

Lifecycle 2040		Lifecycle 2045
Affirmative	3,245,640.555	Affirmative	2,761,343.723
Against	0.000	Against	0.000
Abstain	512.548	Abstain	0.000
Broker Non-Votes	8,246.000	Broker Non-Votes	105,689.000

Lifecycle 2045		Lifecycle Retirement
Affirmative	2,758,441.383	Affirmative	7,934,887.396
Against	0.000	Against	399,154.955
Abstain	2,902.340	Abstain	333,490.755
Broker Non-Votes	105,689.000	Broker Non-Votes	496,627.000

Lifecycle Retirement		Proposal 3 (a): Approval of an Amendment to the Advisory
Affirmative	7,850,587.073	Agreement between the Trust and the Adviser for each
Against	483,455.278	Fund transferring to a new Service Agreement with the
Abstain	333,490.755	Adviser the financial, accounting and administrative
Broker Non-Votes	496,627.000	services currently performed by the Adviser under the
		Advisory Agreement.
Proposal 2 (b): Approval of the Reorganization of JHF II
from a Massachusetts business trust to a Delaware limited		Lifecycle 2010
liability company pursuant to a Plan of Conversion.		Affirmative	3,700,407.487
		Against	0.000
Lifecycle 2010		Abstain	0.000
Affirmative	3,700,407.487	Broker Non-Votes	96,770.000
Against	0.000
Abstain	0.000	Lifecycle 2015
Broker Non-Votes	96,770.000	Affirmative	7,094,590.323
		Against	0.000
Lifecycle 2015		Abstain	105,887.424
Affirmative	7,094,590.323	Broker Non-Votes	66,573.000
Against	0.000
Abstain	105,887.424	Lifecycle 2020
Broker Non-Votes	66,573.000	Affirmative	8,598.635.301
		Against	0.000
Lifecycle 2020		Abstain	0.000
Affirmative	8,598.635.301	Broker Non-Votes	100,716.000
Against	0.000
Abstain	0.000
Broker Non-Votes	100,716.000

Semiannual report | Lifecycle Portfolios 81

Lifecycle 2025		Lifecycle 2030
Affirmative	7,449,913.914	Affirmative	6,033,703.919
Against	1,091,589.632	Against	0.000
Abstain	0.000	Abstain	65,050.861
Broker Non-Votes	8,572,148.546	Broker Non-Votes	66,710.000

Lifecycle 2030		Lifecycle 2035
Affirmative	6,098,754.780	Affirmative	4,804,162.831
Against	0.000	Against	30,067.938
Abstain	0.000	Abstain	0.000
Broker Non-Votes	66,710.000	Broker Non-Votes	32,250.000

Lifecycle 2035		Lifecycle 2040
Affirmative	4,834,230.769	Affirmative	3,246,153.103
Against	0.000	Against	0.000
Abstain	0.000	Abstain	0.000
Broker Non-Votes	32,250.00	Broker Non-Votes	8,246.000

Lifecycle 2040		Lifecycle 2045
Affirmative	3,243,294.226	Affirmative	2,759,061.299
Against	0.000	Against	0.000
Abstain	2,858.877	Abstain	2,282.424
Broker Non-Votes	8,246.000	Broker Non-Votes	105,689.000

Lifecycle 2045		Lifecycle Retirement
Affirmative	2,752,578.622	Affirmative	7,566,876.031
Against	0.000	Against	483,455.278
Abstain	8,765.101	Abstain	617,201.797
Broker Non-Votes	105,689.000	Broker Non-Votes	496,627.000

Lifecycle Retirement		Proposal 4 (c): Approval of an Amended Fundamental
Affirmative	7,934,887.396	Restriction Relating to Borrowing.
Against	399,154.955
Abstain	333,490.755	Lifecycle 2010
Broker Non-Votes	496,627.000	Affirmative	3,700,407.487
		Against	0.000
Proposal 4 (a): Approval of an Amended Fundamental		Abstain	0.000
Restriction Relating to Concentration.		Broker Non-Votes	96,770.000

Lifecycle 2010		Lifecycle 2015
Affirmative	3,700,407.487	Affirmative	7,094,590.323
Against	0.000	Against	0.000
Abstain	0.000	Abstain	105,887.424
Broker Non-Votes	96,770.000	Broker Non-Votes	66,573.000

Lifecycle 2015		Lifecycle 2020
Affirmative	7,094,590.323	Affirmative	8,598.635.301
Against	0.000	Against	0.000
Abstain	105,887.424	Abstain	0.000
Broker Non-Votes	66,573.000	Broker Non-Votes	100,716.000

Lifecycle 2020		Lifecycle 2025
Affirmative	8,598.635.301	Affirmative	7,449,913.914
Against	0.000	Against	1,091,589.632
Abstain	0.000	Abstain	0.000
Broker Non-Votes	100,716.000	Broker Non-Votes	30,645.000

Lifecycle 2025		Lifecycle 2030
Affirmative	7,449,913.914	Affirmative	6,033,703.919
Against	1,091,589.632	Against	0.000
Abstain	0.000	Abstain	65,050.861
Broker Non-Votes	30,645.000	Broker Non-Votes	66,710.000

82 Lifecycle Portfolios | Semiannual report

Lifecycle 2035		Lifecycle 2040
Affirmative	4,834,230.769	Affirmative	3,243,294.226
Against	0.000	Against	0.000
Abstain	0.000	Abstain	2,858.877
Broker Non-Votes	32,250.000	Broker Non-Votes	8,246.000

Lifecycle 2040		Lifecycle 2045
Affirmative	3,246,153.103	Affirmative	2,752,578.622
Against	0.000	Against	0.000
Abstain	0.000	Abstain	8,765.101
Broker Non-Votes	8,246.000	Broker Non-Votes	105,689.000

Lifecycle 2045		Lifecycle Retirement
Affirmative	2,759,061.299	Affirmative	7,566,876.031
Against	0.000	Against	484,455.278
Abstain	2,282.424	Abstain	617,201.797
Broker Non-Votes	105,689.000	Broker Non-Votes	496,627.000

Lifecycle Retirement		Proposal 4(e): Approval of an Amended Fundamental
Affirmative	7,566,876.031	Restriction Relating to Real Estate.
Against	483,455.278
Abstain	617,201.797	Lifecycle 2010
Broker Non-Votes	496,627.000	Affirmative	3,700,407.487
		Against	0.000
Proposal (d): Approval of an Amended Fundamental		Abstain	0.000
Restriction Relating to Underwriting.		Broker Non-Votes	96,770.000

Lifecycle 2010		Lifecycle 2015
Affirmative	3,700,407.487	Affirmative	7,094,590,323
Against	0.000	Against	0.000
Abstain	0.000	Abstain	105,887.424
Broker Non-Votes	96,770.000	Broker Non-Votes	66,573.000

Lifecycle 2015		Lifecycle 2020
Affirmative	7,094,590.323	Affirmative	8,598.635.301
Against	0.000	Against	0.000
Abstain	105,887.424	Abstain	0.000
Broker Non-Votes	66,573.000	Broker Non-Votes	100,716.000

Lifecycle 2020		Lifecycle 2025
Affirmative	8,598.635.301	Affirmative	8,519,723.840
Against	0.000	Against	21,779.706
Abstain	0.000	Abstain	0.000
Broker Non-Votes	100,716.000	Broker Non-Votes	30,645.000

Lifecycle 2025		Lifecycle 2030
Affirmative	8,519,723.840	Affirmative	6,033,703.919
Against	21,779.706	Against	0.000
Abstain	0.000	Abstain	65,050.861
Broker Non-Votes	30,645.000	Broker Non-Votes	66,710.000

Lifecycle 2030		Lifecycle 2035
Affirmative	6,033,703.919	Affirmative	4,804,162.831
Against	0.000	Against	30,067.938
Abstain	65,050.861	Abstain	0.000
Broker Non-Votes	66,710.000	Broker Non-Votes	32,250.000

Lifecycle 2035		Lifecycle 2040
Affirmative	4,834,230.769	Affirmative	3,246,153.103
Against	0.000	Against	0.000
Abstain	0.000	Abstain	0.000
Broker Non-Votes	32,250.000	Broker Non-Votes	8,246.000

Semiannual report | Lifecycle Portfolios 83

Lifecycle 2045		Lifecycle Retirement
Affirmative	2,759,061.299	Affirmative	7,850,587.073
Against	0.000	Against	483,455.278
Abstain	2,282.424	Abstain	333,490.755
Broker Non-Votes	105,689.000	Broker Non-Votes	496,627.000

Lifecycle Retirement		Proposal 4 (g): Approval of an Amended Fundamental
Affirmative	7,850,587.073	Restriction Relating to Loans.
Against	483,455.278
Abstain	333,490.755	Lifecycle 2010
Broker Non-Votes	496,627.000	Affirmative	3,700,407.487
		Against	0.000
Proposal 4 (f): Approval of an Amended Fundamental		Abstain	0.000
Restriction Relating to Commodities.		Broker Non-Votes	96,770.000

Lifecycle 2010		Lifecycle 2015
Affirmative	3,700,407.487	Affirmative	7,094,590.323
Against	0.000	Against	0.000
Abstain	0.000	Abstain	105,887.424
Broker Non-Votes	96,770.000	Broker Non-Votes	66,573.000

Lifecycle 2015		Lifecycle 2020
Affirmative	7,094,590.323	Affirmative	8,598.635.301
Against	0.000	Against	0.000
Abstain	105,887.424	Abstain	0.000
Broker Non-Votes	66,573.000	Broker Non-Votes	100,716.000

Lifecycle 2020		Lifecycle 2025
Affirmative	8,598.635.301	Affirmative	7,449,913.914
Against	0.000	Against	1,091,589.632
Abstain	0.000	Abstain	0.000
Broker Non-Votes	100,716.000	Broker Non-Votes	30,645.000

Lifecycle 2025		Lifecycle 2030
Affirmative	8,519,723.840	Affirmative	6,033,703.919
Against	21,779.706	Against	0.000
Abstain	0.000	Abstain	65,050.861
Broker Non-Votes	30,645.000	Broker Non-Votes	66,710.000

Lifecycle 2030		Lifecycle 2035
Affirmative	6,033,703.919	Affirmative	4,834,230.769
Against	0.000	Against	0.000
Abstain	65,050.861	Abstain	0.000
Broker Non-Votes	66,710.000	Broker Non-Votes	32,250.000

Lifecycle 2035		Lifecycle 2040
Affirmative	4,834,230.769	Affirmative	3,246,153.10
Against	0.000	Against	0.000
Abstain	0.000	Abstain	0.000
Broker Non-Votes	32,250.000	Broker Non-Votes	8,246.000

Lifecycle 2040		Lifecycle 2045
Affirmative	3,243,294.266	Affirmative	2,759,061.299
Against	0.000	Against	0.000
Abstain	2,858.877	Abstain	2,282.424
Broker Non-Votes	8,246.000	Broker Non-Votes	105,689.000

Lifecycle 2045		Lifecycle Retirement
Affirmative	2,752,578.622	Affirmative	7,850,587.073
Against	0.000	Against	483,455.278
Abstain	8,765.101	Abstain	333,490.755
Broker Non-Votes	105,689.000	Broker Non-Votes	496,627.000

84 Lifecycle Portfolios | Semiannual report

Proposal 4 (h): Approval of an Amended Fundamental Restriction Relating to Senior Securities.

Lifecycle 2010
Affirmative	3,700,407.487
Against	0.000
Abstain	0.000
Broker Non-Votes	96,770.000

Lifecycle 2015
Affirmative	7,094,590.323
Against	0.000
Abstain	105,887.424
Broker Non-Votes	66,573.000

Lifecycle 2020
Affirmative	8,598.635.301
Against	0.000
Abstain	0.000
Broker Non-Votes	100,716.000

Lifecycle 2025
Affirmative	7,449,913.914
Against	1,091,589.632
Abstain	0.000
Broker Non-Votes	30,645.000

Lifecycle 2030
Affirmative	6,033,703.919
Against	0.000
Abstain	65,050.861
Broker Non-Votes	66,710.000

Lifecycle 2035
Affirmative	4,804,162.831
Against	30,067.938
Abstain	0.000
Broker Non-Votes	32,250.000

Lifecycle 2040
Affirmative	3,246,153.103
Against	0.000
Abstain	0.000
Broker Non-Votes	8,246.000

Lifecycle 2045
Affirmative	2,759,061.299
Against	0.000
Abstain	2,282.424
Broker Non-Votes	105,689.000

Lifecycle Retirement

Affirmative	7,850,587.073
Against	483,455.278
Abstain	333,490.755
Broker Non-Votes	496,627.000

Semiannual report | Lifecycle Portfolios 85

Special shareholder meeting (unaudited)

On January 8, 2008, a Special Meeting of the Shareholders of JHF II was held at 601 Congress Street, Boston, MA at 10 a.m., Eastern Time for the purpose of considering and voting upon the proposals listed below. The votes cast by shareholders of Optimized Value Fund are set forth below:

Proposal 1. Election of the following six nominees as Trustees of JHF II:

	AFFIRMATIVE	WITHHOLD

Charles L. Bardelis	46,832,540	0
James R. Boyle	46,832,540	0
Peter S. Burgess	46,832,540	0
Elizabeth G. Cook	46,832,540	0
Hassell H. McClellan	46,832,540	0
James M. Oates	46,832,540	0

Proposal 2(a). Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form of business entity: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 2(b). Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 3(a). Approval of Amendment to Advisory Agreement transferring non-advisory services to
New Service Agreement with Adviser: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4. Approval of amended fundamental investment restrictions regarding:

Proposal 4(a). Concentration: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(b). Diversification: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(c). Borrowing: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(d). Underwriting: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(e). Real estate: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(f). Commodities: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(g). Loans: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Proposal 4(h). Senior securities: 46,832,540 AFFIRMATIVE, 0 AGAINST and 0 ABSTAIN.

Semiannual report | Optimized Value Fund 33